                                                                   10.(ii)(B)(2)


                       MONTGOMERY WARD CREDIT CORPORATION

                                 March 27, 1998


Mr. John Workman
Montgomery Ward & Co., Inc.
619 West Chicago Avenue
Chicago, Illinois  60610


                  Re:  Amendment to Account-Related Agreement
                  -------------------------------------------

Dear John:

     This letter confirms the following amendments to that certain Account-Related Agreement, dated as of April 1, 1996 (the "Account-Related Agreement"), by and between Montgomery Ward & Co., Incorporated ("MW") and Montgomery Ward Credit Corporation ("MWCC"). For purposes of this letter, capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Account-Related Agreement.

Definitions
-----------

     1. The following definition is added to Section 1 of the Account-Related Agreement after the definition of "Subsidiary":

          "Supplementary Store Closing-Related Account" shall mean an account, the primary Cardholder in respect of which:

               (a) (i) is associated with a retail Store location or locations operated by MW or an Authorized Affiliate being closed or sold on a Store Closing Date (as defined in the Bank Program Agreement), (ii) does not live within thirty (30) miles of the zip code area of a retail Store location or locations operated by MW or an Authorized Affiliate not being closed or sold on a Store Closing Date and (iii) has not made a purchase at a retail Store location other than at a closed Store during a consecutive 12-month period during the period commencing twelve months prior to the Store Closing Date and ending twelve months after the Store Closing Date;
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               (b)  (i) is associated with a retail Store location or locations operated by MW or an Authorized Affiliated being closed or sold on a Store Closing Date, (ii) lives within thirty (30) miles of the zip code area of a retail Store location or locations operated by MW or an Authorized Affiliate not being closed or sold on a Store Closing Date and (iii) does not make a purchase at a retail Store location not being closed or sold on the Store Closing Date during the 12-month period following the announcement of the Store Closing; or

               (c) in the event that the relevant Store Closing does not involve the closing of a retail Store location, has not made a purchase on his or her Account at a Store other than the Store(s) that are closing or being sold as part of the Store Closing in question within the immediately preceding 12-month period.

Store Closing
-------------

     2. The following are added as new Section 5.14 (5) and new Section 5.14
(6):

          (5) At any time that MWCC owns Supplementary Store Closing-Related Accounts in connection with such Store Closing may (a) issue (or authorized a Person to issue) to some or all Cardholders obligated in respect of such Supplementary Store Closing-Related Account a replacement or substitute widely-accepted general purpose credit card, whether or not co-branded, and market (or authorize the issuer to market) goods and services to the holders of such replacement or substitute cards, (b) sell such Supplementary Store Closing-Related Accounts (or the related portion of the Customer List (as defined in the Bank Program Agreement)) to any Person, provided such person may issue new cards only in accordance with (a) above, and/or (c) cease to authorize purchases on and close such Accounts. All Store Closings that have occurred or may occur after July 7, 1997, shall be considered Store Closings to which this paragraph applies. In the event that any Store Closing(s) occur hereafter, at least ninety (90) days prior to any Store Closing Date, MW shall deliver to MWCC a written notice identifying the Store location or locations that will be closed or sold on such Store Closing Date. Except as provided above, MW shall continue to have the right to market goods and services sold by MW to such Customer List as such list existed upon the date of such Store closing.

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     (6)  MW shall cause Signature to cease marketing to all Supplementary Store
          Closing-Related Accounts on and after the date such Accounts first constitute Supplementary Store Closing-Related Accounts. MWCC shall continue to authorize purchases of items sold by Signature to the extent then being billed on a continuing or renewal basis as long as MWCC owns such Accounts and the Cardholders obligated in respect thereof are in good standing with respect to payments owed on their Accounts, except that MWCC at any time may cease such authorizations upon ninety (90) days' notice to Signature and MW in the event that MWCC in good faith determines that continuing such authorizations no longer is economically appropriate for MWCC.

     If the foregoing evidences your understanding of the amendments agreed to by the parties, please acknowledge the same by signing below.


                                     MONTGOMERY WARD CREDIT
                                     CORPORATION

                                     By:    /s/ Marc Sheinbaum
                                           -----------------------------------
                                     Name:   Marc Sheinbaum
                                     Title:  President & Chief Executive Officer


                                     ACKNOWLEDGED & AGREED:


                                     MONTGOMERY WARD & CO.,
                                     INCORPORATED


                                     By:    /s/ John Workman
                                           -----------------------------------
                                     Name:   John Workman
                                     Title:  Executive Vice President

     General Electric Capital Corporation, as guarantor of the obligations of MWCC under the Account-Related Agreement, hereby acknowledges the terms and agrees that the Guaranty is not invalidated hereby and that the Guaranty continues in full force and effect in accordance with its terms with respect to the Account-Related Agreement as so amended.

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

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION


                                     By:    /s/ Marc Sheinbaum
                                           -----------------------------------
                                     Name:   Marc Sheinbaum
                                     Title:  Vice President


                                     SIGNATURE FINANCIAL/MARKETING, INC.,
                                     FOR ITSELF AND ITS SUBSIDIARIES,
                                     ACKNOWLEDGES THIS LETTER.


                                     By:    /s/ John Workman
                                           -----------------------------------
                                     Name:   John Workman
                                     Title:  Acting Chief Financial Officer

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